UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the

Securities Exchange Act of 1934

May 29, 2012

Date of Report (Date of earliest event reported)

LOCAL.COM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7555 Irvine Center Drive

Irvine, California 92618

(Address of principal executive offices)

(949) 784-0800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

AOL Advertising Insertion Order

On May 29, 2012, Local.com Corporation (the “Registrant”) entered into that certain Advertising Insertion Order with AOL Advertising (the “AOL Agreement”). The AOL Agreement provides for the purchase of certain advertising from AOL Advertising’s Search Marketplace on a bid-for-position basis. The AOL Agreement is governed by the AAAA/IAB Standard Terms and Conditions for Internet Advertising for Media Buys One Year or Less, version 3.0, except as otherwise modified in the AOL Agreement. The AOL Agreement has a term of one year, commencing on June 1, 2012, and ending on May 31, 2013, but may be terminated at any time on one (1) business day advance notice. There is no guaranteed spend commitment from Local.com to AOL Advertising in the AOL Agreement.

The foregoing description of the AOL Agreement is qualified in its entirety by reference to the full text of the AOL Agreement which is filed as Exhibit 10.1 with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. Exhibit 10.1 is a redacted copy of the AOL Agreement and is incorporated herein by reference.

Amendment to Yahoo! Agreement

On May 29, 2012, the Registrant entered into Amendment Number 6 (the “Yahoo Amendment”) to that certain Yahoo! Publisher Network Agreement with Yahoo! Inc. dated August 25, 2010, as amended by Amendment Number 1, dated August 30, 2010, Amendment Number 2, dated April 4, 2011, Amendment Number 3, dated May 6, 2011, Amendment Number 4, dated July 29, 2011, and by Amendment Number 5, dated April 12, 2012 (the “Yahoo Agreement”). The Yahoo Amendment adds Yahoo! Sarl to the Yahoo Agreement and provides for the display of Yahoo Ads on certain new sites and adds the United Kingdom to the Territory covered by the Yahoo Agreement. The effective date of the Yahoo Amendment is May 29, 2012.

The foregoing description of the Yahoo Amendment is qualified in its entirety by reference to the full text of the Yahoo Amendment which is filed as Exhibit 10.2 with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. Exhibit 10.2 is a redacted copy of the Yahoo Amendment and is incorporated herein by reference.

Amendment to Google Agreement

On June 1, 2012, the Registrant entered into Amendment Number Four (the “Google Amendment”) to that certain Google Services Agreement with Google Inc. dated June 30, 2011, as amended by Amendment Number 1, dated December 1, 2011, Amendment Number 2, dated February 1, 2012, and Amendment Number 3, dated May 1, 2012 (the “Google Agreement”). The Google Amendment provides for the expansion of the Registrant’s rights to display Google’s pay-per-click advertisements to additional sites, subject to the Registrant’s continued compliance with certain policy and compliance obligations as more fully described in the Google Amendment and the original Google Services Agreement. Google maintains very strict standards with respect to the display of Google’s pay-per-click advertising and the Registrant must continue to meet those standards pursuant to the terms of the Google Amendment and the original Google Services Agreement in order to continue to display such Google pay-per-click advertisements. The effective date of the Google Amendment is June 1, 2012, and it ends on July 31, 2013.

The foregoing description of the Google Amendment is qualified in its entirety by reference to the full text of the Google Amendment which is filed as Exhibit 10.3 with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. Exhibit 10.3 is a redacted copy of the Google Amendment and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1(1)	AOL Advertising Insertion Order dated May 29, 2012, by and between the Registrant and AOL Advertising.

Exhibit 10.2(1)	Amendment Number 6 dated May 29, 2012, to Yahoo! Publisher Network Contract dated August 30, 2010, by and among the Registrant, Yahoo! Inc., and Yahoo! SARL.

Exhibit 10.3(1)	Amendment Number Four to Google Services Agreement with an effective date of June 1, 2012, by and between the Registrant and Google Inc.

(1)	Application has been made with the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION

Date: June 4, 2012	By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

10.1(1)	AOL Advertising Insertion Order dated May 29, 2012, by and between the Registrant and AOL Advertising.

10.2(1)	Amendment Number 6 dated May 29, 2012, to Yahoo! Publisher Network Contract dated August 30, 2010, by and among the Registrant, Yahoo! Inc., and Yahoo! SARL.

10.3(1)	Amendment Number Four to Google Services Agreement with an effective date of June 1, 2012, by and between the Registrant and Google Inc.

(1)	Application has been made with the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.